ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

March 31, 2020 (Unaudited)

Investments		Shares/ Contracts	Value
EXCHANGE TRADED FUNDS – 90.8%

Debt Fund – 16.2%
First Trust Low Duration Opportunities ETF(a)		9,167	$467,517
Invesco Senior Loan ETF(a)		20,998	429,619
iShares Core U.S. Aggregate Bond ETF(a)		2,206	254,506
iShares Short-Term Corporate Bond ETF(a)		13,589	711,520
Total Debt Fund			1,863,162

Equity Fund – 74.6%
Communication Services Select Sector SPDR Fund		8,877	392,718
Consumer Staples Select Sector SPDR Fund		7,533	410,323
Health Care Select Sector SPDR Fund		4,986	441,660
iShares MSCI EAFE ETF		19,270	1,030,174
iShares Russell 2000 ETF		2,461	281,686
SPDR S&P 500 ETF Trust		21,751	5,606,320
Technology Select Sector SPDR Fund		5,656	454,573
Total Equity Fund			8,617,454
Total Exchange Traded Funds
(Cost $10,011,392)			10,480,616

MONEY MARKET FUND – 9.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.21%(b) (Cost $1,133,570)		1,133,570	1,133,570
Total Investments Before Written Options – 100.6%
(Cost $11,144,962)			11,614,186
	Notional Amount
WRITTEN CALL OPTION – (0.4)%
SPDR S&P 500 ETF Trust, expiring 04/17/20, Strike Price $275.00	$5,967,500	(217)	(48,934)
[Premium Received $(74,894)]

Total Investments – 100.2%
(Cost $11,070,068)			11,565,252
Liabilities in Excess of Other Assets – (0.2%)			(16,127)
Net Assets – 100.0%			$11,549,125

ETF - Exchange Traded Fund

(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $1,862,755 as of March 31, 2020.
(b)	Rate shown reflects the 7-day yield as of March 31, 2020.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

March 31, 2020 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,480,616	$–	$–	$10,480,616
Money Market Fund	1,133,570	–	–	1,133,570
Total	$11,614,186	$–	$–	$11,614,186

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(48,934)	$–	$–	$(48,934)
Total	$(48,934)	$–	$–	$(48,934)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	16.2%
Equity Fund	74.6
Written Call Option	(0.4)
Money Market Fund	9.8
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%